SEGALL BRYANT & HAMILL TRUST

(the “Trust”)

Segall Bryant & Hamill Select Equity ETF

TICKER: USSE

Supplement dated October 21, 2024 to the

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”),

each dated May 1, 2024, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus and SAI for the Fund.

Effective on October 21, 2024 (the “Effective Date”) the Fund’s website www.sbhfunds.com/etf will be replaced with www.cisbh.com/funds/etf. Accordingly, as of the Effective Date, all references to www.sbhfunds.com/etf are replaced with www.cisbh.com/funds/etf.

Further Information

For further information, please contact the Fund toll-free at 1-800-836-4265. You may also obtain additional copies of the Fund’s Summary Prospectuses, Prospectus and Statement of Additional Information, free of charge, by writing to the Fund c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Funds toll-free at the number above or by visiting the Fund’s website at www.cisbh.com/funds/etf.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE